U.S. Equity Fund

                            Short/Intermediate Fixed
                                   Income Fund

                                  ANNUAL REPORT
                                October 31, 1995

                      THE 59 WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1995

 Shares                                                                 Value
 ------                                                               ---------
          COMMON STOCKS (99.6%)

          AEROSPACE/DEFENSE (1.8%)
  8,800   Boeing Co. .............................................    $ 577,500
                                                                      ---------

          AIRLINES (2.8%)
 17,000   Valujet, Inc. ..........................................      884,000
                                                                      ---------

          AUTO & TRUCK MANUFACTURERS (1.6%)
 12,000   General Motors Corp. ...................................      525,000
                                                                      ---------

          BANKING (1.5%)
  7,500   SunTrust Banks, Inc. ...................................      483,750
                                                                      ---------

          CHEMICALS (1.9%)
  8,500   FMC Corp.* .............................................      608,812
                                                                      ---------

          COMPUTER RELATED (4.5%)
  7,000   International Business
            Machines Corp. .........................................    680,750
 24,000   Stratus Computer, Inc.* ................................      747,000
                                                                      ---------
                                                                      1,427,750
                                                                      ---------
          COMPUTER SOFTWARE (8.6%)
 16,500   Bay Networks, Inc.* .....................................   1,095,187
 28,500   Cadence Design Systems, Inc.* ...........................     919,125
 13,500   Computer Associates
            International, Inc. ....................................    742,500
                                                                      ---------
                                                                      2,756,812
                                                                      ---------
          COSMETICS & TOILETRIES (3.5%)
  8,500   Avon Products, Inc. ....................................      604,562
  7,500   Colgate-Palmolive Co. ..................................      519,375
                                                                      ---------
                                                                      1,123,937
                                                                      ---------
          DIVERSIFIED (3.4%)
 10,000   Minnesota Mining &
            Manufacturing Co. ......................................    568,750
 11,500   Tenneco, Inc. ..........................................      504,563
                                                                      ---------
                                                                      1,073,313
                                                                      ---------
          ELECTRICAL EQUIPMENT (2.1%)
 10,500   General Electric Co. ...................................      664,125
                                                                      ---------

          ELECTRONICS (1.7%)
  6,000   Hewlett-Packard Co. ....................................      555,750
                                                                      ---------
          EXPLORATION/DRILLING (1.9%)
 24,000   Noble Affiliates, Inc. .................................      594,000
                                                                      ---------
          FINANCIAL SERVICES (3.5%)
  6,000   Federal National Mortgage Assoc ........................      629,250
 10,000   PMI Group, Inc. (The) ..................................      480,000
                                                                      ---------
                                                                      1,109,250
                                                                      ---------
          FOOD & BEVERAGES (3.5%)
 11,500   Campbell Soup Co. ......................................      602,312
 10,000   PepsiCo, Inc. ..........................................      527,500
                                                                      ---------
                                                                      1,129,812
                                                                      ---------
          INSURANCE (4.0%)
  7,500   American International
           Group, Inc. ............................................     632,812
 32,000   Prudential Reinsurance
            Hldgs., Inc. ...........................................    652,000
                                                                      ---------
                                                                      1,284,812
                                                                      ---------
          MACHINERY/EQUIPMENT (3.6%)
 13,500   Ingersoll-Rand Co. .....................................      477,563
 11,000   Sundstrand Corp. .......................................      673,750
                                                                      ---------
                                                                      1,151,313
                                                                      ---------
          MEDIA (1.4%)
 26,000   Tele-Communications, Inc. --
            Class A* ...............................................    443,625
                                                                      ---------

          MEDICAL SUPPLIES & SERVICES (7.3%)
 10,625   Guidant Corp. ..........................................      340,000
 11,000   Medtronic, Inc. ........................................      635,250
 10,500   PacifiCare Health Systems, Inc.* .......................      765,188
 11,500   St. Jude Medical, Inc.* ................................      611,656
                                                                      ---------
                                                                      2,352,094
                                                                      ---------
          METALS & MINING (3.2%)
 30,000   Allegheny Ludlum Corp. .................................      506,250
 10,000   Aluminum Company of America ............................      510,000
                                                                      ---------
                                                                      1,016,250
                                                                      ---------
          OIL (5.1%)
  9,000   Amoco Corp. ............................................      574,875
  6,300   Mobil Corp. ............................................      634,725
  3,400   Royal Dutch Petroleum Co. ..............................      417,775
                                                                      ---------
                                                                      1,627,375
                                                                      ---------

                      THE 59 WALL STREET U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                          October 31, 1995 (continued)

 Shares                                                                 Value
 ------                                                               ---------
          PAPER/FOREST PRODUCTS (1.8%)
 10,000   Consolidated Papers, Inc. ..............................    $ 572,500
                                                                      ---------

          PHARMACEUTICALS (3.2%)
  8,000   Bristol-Myers Squibb Co. ...............................      610,000
  4,315   Lilly (Eli) & Co. ......................................      416,937
                                                                      ---------
                                                                      1,026,937
                                                                      ---------
          PHOTO & OPTICAL (2.1%)
 10,500   Eastman Kodak Co. ......................................      657,563
                                                                      ---------

          PRINTING/PUBLISHING (1.2%)
 11,000   Donnelley (R. R.) & Sons Co. ...........................      401,500
                                                                      ---------

          PROFESSIONAL SERVICES (2.3%)
 18,000   H&R Block, Inc. ........................................      742,500
                                                                      ---------

          RAILROADS (1.7%)
  8,500   Union Pacific Corp. ....................................      555,688
                                                                      ---------

          REAL ESTATE (3.2%)
  9,000   Developers Diversified
            Realty Corp. ...........................................    256,500
 30,000   Security Capital Pacific Trust .........................      536,250
 16,000   United Dominion Realty Trust ...........................      220,000
                                                                      ---------
                                                                      1,012,750
                                                                      ---------

          RECREATION (3.4%)
 11,000   Disney (Walt) Co. ......................................      633,875
 16,000   Mattel, Inc. ...........................................      460,000
                                                                      ---------
                                                                      1,093,875
                                                                      ---------

          RESTAURANT/LODGING (1.8%)
 16,000   Marriott International, Inc. ...........................      590,000
                                                                      ---------


          RETAIL (2.5%)
 30,000   Price/Costco, Inc.* ....................................      511,875
 13,000   Wal-Mart Stores, Inc. ..................................      281,125
                                                                      ---------
                                                                        793,000
                                                                      ---------

          TOBACCO (3.4%)
  9,000   Philip Morris Co., Inc. ................................      760,500
 10,500   UST, Inc. ..............................................      315,000
                                                                      ---------
                                                                      1,075,500
                                                                      ---------

          UTILITIES (6.1%)
  8,000   AT&T Corp. .............................................      512,000
 13,000   CINergy Corp. ..........................................      368,875
 15,000   General Public Utilities Corp...........................      468,750
 28,000   MCN Corp. ..............................................      609,000
                                                                      ---------
                                                                      1,958,625

TOTAL INVESTMENTS (identified cost $25,688,633) (a) ....  99.6%     $31,869,718
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........   0.4          129,965
                                                         -----      -----------
NET ASSETS ............................................. 100.0%     $31,999,683
                                                         =====      ===========
---------

 *   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $25,714,194, the aggregate gross unrealized appreciation is $6,489,469 and the aggregate gross unrealized depreciation is $333,945, resulting in net unrealized appreciation of $6,155,524.

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995

ASSETS:
   Investments in securities, at value
     (identified cost $25,688,633) (Note 1) ..................       $31,869,718
   Cash ......................................................           305,649
   Receivables for:
     Investments sold ........................................           739,325
     Dividends ...............................................            37,785
     Capital stock sold ......................................            19,711
   Deferred organization expenses (Note 1) ...................             7,740
                                                                     -----------
         Total Assets ........................................        32,979,928
                                                                     -----------

LIABILITIES:
   Payables for:
     Investments purchased ...................................           898,100
     Capital stock redeemed ..................................            50,789
     Expense payment fee (Note 2) ............................            27,389
     Administrative fee (Note 2) .............................             3,967
                                                                     -----------
         Total Liabilities ...................................           980,245
                                                                     -----------

NET ASSETS ...................................................       $31,999,683
                                                                     ===========
Net Assets Consist of:
   Paid-in capital ...........................................       $25,001,032
   Accumulated undistributed net investment income ...........            61,602
   Accumulated net realized gain .............................           755,964
   Net unrealized appreciation ...............................         6,181,085
                                                                     -----------


Net Assets ...................................................       $31,999,683
                                                                     ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($31,999,683 / 877,598 shares) .........................       $     36.46
                                                                     ===========


                       See Notes to Financial Statements.

                      THE 59 WALL STREET U.S. EQUITY FUND

                            STATEMENT OF OPERATIONS
                      For the year ended October 31, 1995


INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding tax of $3,959) ....       $   525,152
                                                                     -----------
   Expenses:
     Expense payment fee (Note 2) ............................           265,849
     Administrative fee (Note 2) .............................            38,617
     Amortization of organization expenses (Note 1) ..........             4,468
                                                                     -----------
         Total Expenses ......................................           308,934
                                                                     -----------
         Net Investment Income ...............................           216,218
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
     Net realized gain on investments ........................           667,354
     Net change in unrealized appreciation on investments ....         5,189,897
                                                                     -----------
       Net Realized and Unrealized Gain ......................         5,857,251
                                                                     -----------
     Net Increase in Net Assets Resulting from Operations ....       $ 6,073,469
                                                                     ===========






                       See Notes to Financial Statements.

                      THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                 For the years ended October 31,
                                                                 ------------------------------
                                                                       1995           1994
                                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment income ....................................   $    216,218    $    174,825
     Net realized gain on investments .........................        667,354         473,695
     Net change in unrealized appreciation on investments .....      5,189,897         217,087
                                                                  ------------    ------------
         Net increase in net assets resulting from operations .      6,073,469         865,607
                                                                  ------------    ------------

   Dividends and distributions declared from (Note 1):
     Net investment income ....................................       (223,291)       (106,883)
     Net realized gains .......................................       (377,049)        (43,075)
                                                                  ------------    ------------
         Total dividends and distributions declared ...........       (600,340)       (149,958)
                                                                  ------------    ------------

   Capital stock transactions (Note 4):
     Net proceeds from sales of capital stock .................      9,618,272      11,015,245
     Net asset value of capital stock issued to shareholders
        in reinvestment of dividends and distributions ........        393,829          85,809
     Net cost of capital stock redeemed .......................     (5,609,953)       (683,815)
                                                                  ------------    ------------
        Net increase in net assets resulting from capital
          stock transactions ..................................      4,402,148      10,417,239
                                                                  ------------    ------------

           Total increase in net assets .......................      9,875,277      11,132,888

NET ASSETS:
   Beginning of year ..........................................     22,124,406      10,991,518
                                                                  ------------    ------------
   End of year (including undistributed net investment income
        of $61,602 and $68,675, respectively) .................   $ 31,999,683    $ 22,124,406
                                                                  ============    ============





                       See Notes to Financial Statements.

                      THE 59 WALL STREET U.S. EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout each period


                                                                                               For the period
                                                                                                July 23, 1992
                                                          For the years ended October 31,    (commencement of
                                                       -------------------------------------    operations) to
                                                         1995           1994           1993    October 31, 1992
                                                       -------        -------        -------  -----------------
Net asset value, beginning of period ...............   $ 29.84        $ 28.80        $ 25.77        $ 25.00

Income from investment operations:
  Net investment income ............................      0.26           0.26           0.28           0.07
  Net realized and unrealized gain .................      7.15           1.05           3.04           0.76

Less dividends and distributions (Note 1):
  From net investment income .......................     (0.28)         (0.17)         (0.29)         (0.06)
  From net realized gains ..........................     (0.51)         (0.10)          --             --
                                                       -------        -------        -------        -------

Net asset value, end of period .....................   $ 36.46        $ 29.84        $ 28.80        $ 25.77
                                                       =======        =======        =======        =======

Cumulative investment return** .....................     25.50%          4.61%         12.91%          3.32%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) ........   $32,000        $22,124        $10,992        $ 2,378
  Ratio of expenses to average net assets (Note 2)**      1.20%          1.20%          1.20%          1.20%*
  Ratio of net investment income to average
    net assets .....................................      0.84%          1.06%          1.07%          1.20%*
  Portfolio turnover rate ..........................        69%            61%            52%             2%
  Average commission rate paid per share ...........     $0.08           --             --             --


----------

*    Annualized.

** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1995, 1994 and 1993 and for the period ended October 31, 1992 would have been 1.28%, 1.46%, 2.09% and 5.58%, respectively. For the same periods, the cumulative return of the Fund would have been 25.42%, 4.35%, 12.02% and (1.06)%, respectively. Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.38%.


                       See Notes to Financial Statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 1995
  Principal
   Amount                                                               Value
 ----------                                                          ----------

            U.S. TREASURY NOTES (63.2%)

$  300,000  5.50%, 2/28/99 ......................................... $  297,936
 1,460,000  5.875%, 3/31/99 ........................................  1,465,475
 4,030,000  6.75%, 5/31/99 .........................................  4,155,937
   885,000  8.50%, 7/15/97 .........................................    925,790
                                                                     ----------
             Total U.S. Treasury Notes (identified cost $6,744,364). $6,845,138
                                                                     ----------

            CORPORATE NOTES AND BONDS (12.7%)

            AUTOMOTIVE (2.8%)

$  300,000  Ford Motor Credit Co., 9.125%, 12/15/95 ................ $ 301,008
                                                                     ---------

            BANKING (3.4%)

            Citicorp
   140,000  7.75%, 6/15/2006 .......................................    150,237
   200,000  8.00%, 2/1/2003 ........................................    215,130
                                                                     ----------
                                                                        365,367
                                                                     ----------
            BEVERAGES (2.4%)

   250,000  PepsiCo, Inc., 6.80%, 5/15/2000 ........................    255,150
                                                                     ----------

            UTILITIES (4.1%)

            Southwestern Bell Telephone Co.
   250,000  6.25%, 10/15/2002 ......................................    249,610
   200,000  6.375%, 4/1/2001 .......................................    199,006
                                                                     ----------
                                                                        448,616
                                                                     ----------
           Total Corporate Notes and Bonds
               (identified cost $1,379,438)......................... $1,370,141
                                                                     ----------

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                            PORTFOLIO OF INVESTMENTS
                           October 31, 1995 (continued)
  Principal
   Amount                                                               Value
 ----------                                                          ----------

            FEDERAL HOME LOAN MORTGAGE CORPORATION (5.9%)

$  330,114  7.00%, 12/1/2007 ....................................... $  332,794
   200,000  7.25%, 1/15/2017 .......................................    205,186
   100,000  7.90%, 4/27/2005 .......................................    103,422
                                                                      ---------
             Total Federal Home Loan Mortgage Corporation
               (identified cost $611,142) .......................... $  641,402
                                                                      ---------

$  187,256  FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)

            Real Estate Mortgage Investment Conduit
            6.50%, 4/25/2010 (identified cost $189,421)............. $  186,846
                                                                     ----------

$1,500,000  REPURCHASE AGREEMENTS (13.9%)

            Salomon Brothers, Inc., 5.85%, 11/1/95
             (Agreement dated 10/31/95 collateralized by $1,462,000
               U.S. Treasury Notes, 7.875%, due 4/15/98; $1,500,244
               to be received upon maturity) (identified cost
               $1,500,000).......................................    $1,500,000
                                                                     ----------



TOTAL INVESTMENTS (identified cost $10,424,365)(a) ..    97.4%      $10,543,527
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......     2.6           286,479
                                                        -----       -----------
NET ASSETS ..........................................   100.0%      $10,830,006
                                                        =====       ===========

----------

(a) The aggregate cost for federal income tax purposes is $10,424,365, the aggregate gross unrealized appreciation is $150,869 and the aggregate gross unrealized depreciation is $31,707, resulting in net unrealized appreciation of $119,162.

                       See Notes to Financial Statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995

ASSETS:
      Investments* in securities, at value (identified cost $10,424,365) (Note 1)............      $10,543,527
      Cash...................................................................................           98,384
      Receivables for:
        Interest.............................................................................          179,708
        Capital stock sold...................................................................            7,630
      Deferred organization expenses (Note 1)................................................            7,689
                                                                                                   -----------
            Total Assets   ..................................................................       10,836,938
                                                                                                   -----------

LIABILITIES:
      Payables for:
        Expense payment fee (Note 2).........................................................            5,642
        Administrative fee (Note 2)..........................................................            1,290
                                                                                                   -----------
            Total Liabilities ...............................................................            6,932
                                                                                                   -----------

NET ASSETS ..................................................................................      $10,830,006
                                                                                                   ===========

Net Assets Consist of:
      Paid-in capital........................................................................      $11,144,066
      Accumulated net realized loss..........................................................         (433,222)
      Net unrealized appreciation............................................................          119,162
                                                                                                   -----------

Net Assets ..................................................................................      $10,830,006
                                                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
     ($10,830,006 / 1,109,810 shares) .......................................................           $ 9.76
                                                                                                        ======

-----------------
* Including repurchase agreement of $1,500,000.


                       See Notes to Financial Statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1995

INVESTMENT INCOME:
      Income:
        Interest....................................................  $ 653,866
                                                                      ---------

      Expenses:
        Expense payment fee (Note 2)................................     65,894
        Administrative fee (Note 2).................................     15,071
        Amortization of organization expenses (Note 1)..............      4,438
                                                                       --------
          Total Expenses ...........................................     85,403
                                                                       --------
          Net Investment Income ....................................    568,463
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
      Net realized loss on investments...............................  (246,469)
      Net change in unrealized depreciation on investments...........   661,339
                                                                       --------
          Net Realized and Unrealized Gain ..........................   414,870
                                                                       --------
      Net Increase in Net Assets Resulting from Operations ..........  $983,333
                                                                       ========


                       See Notes to Financial Statements.

             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          For the years ended October 31,
                                                                         ---------------------------------
                                                                            1995                  1994
                                                                         -----------           -----------
INCREASE (DECREASE) IN NET ASSETS:
      Operations:
          Net investment income...................................      $    568,463           $   531,286
          Net realized loss on investments........................          (246,469)             (175,242)
          Net change in unrealized depreciation/appreciation
           on investments.........................................           661,339              (592,970)
                                                                         -----------           -----------
            Net increase (decrease) in net assets resulting
              from operations ....................................           983,333              (236,926)
                                                                         -----------           -----------

      Dividends and distributions declared (Note 1):
          From net investment income..............................          (568,662)             (531,546)
          From net realized gains.................................               --                (49,267)
          In excess of net realized gains ........................               --                (11,312)
                                                                         -----------           -----------
            Total dividends and distributions declared............          (568,662)             (592,125)
                                                                         -----------           -----------

      Capital stock transactions (Note 4):
          Net proceeds from sales of capital stock................         5,781,933             6,700,547
          Net asset value of capital stock issued to shareholders
           in reinvestment of dividends and distributions ........           277,410               285,615
          Net cost of capital stock redeemed......................        (5,971,534)           (5,558,868)
                                                                         -----------           -----------
            Net increase in net assets resulting from capital
               stock transactions ................................            87,809             1,427,294
                                                                         -----------           -----------

                Total increase in net assets......................           502,480               598,243

NET ASSETS:
    Beginning of year.............................................        10,327,526             9,729,283
                                                                         -----------           -----------
    End of year  .................................................       $10,830,006           $10,327,526
                                                                         ===========           ===========


                      See Notes to Financial Statements.

            THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
                Selected per share data and ratios for a share
                      outstanding throughout each period



                                                                                                    For the period
                                                                                                    July 23, 1992
                                                                For the years ended October 31,    (commencement of
                                                            -------------------------------------   operations) to
                                                              1995          1994           1993    October 31, 1992
                                                            --------      --------        -------   --------------
Net asset value, beginning of period......................   $  9.37        $ 10.17      $   9.93      $ 10.00

Income from investment operations:
  Net investment income...................................      0.54           0.52          0.50         0.14
  Net realized and unrealized gain (loss) ................      0.39          (0.74)         0.26        (0.09)

Less dividends and distributions (Note 1):
  From net investment income..............................     (0.54)         (0.52)        (0.52)       (0.12)
  From net realized gains.................................      --            (0.05)         --           --
  In excess of net realized gains.........................      --            (0.01)         --           --
                                                             -------         ------       -------       ------

Net asset value, end of period............................   $  9.76         $ 9.37       $ 10.17       $ 9.93
                                                             =======         ======       =======       ======

Cumulative investment return**............................     10.26%         (2.23)%        7.85%        0.49%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)...............   $10,830        $10,328       $ 9,729      $ 1,648
  Ratio of expenses to average net assets (Note 2)**......      0.85%          0.85%         0.85%        0.85%*
  Ratio of net investment income to average
     net assets...........................................      5.66%          5.29%         5.32%        6.23%*
  Portfolio turnover rate.................................       228%           129%           149%         207%


------------

*  Annualized.

** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1995, 1994 and 1993 and for the period ended October 31, 1992 would have been 1.40%, 1.46%, 1.46% and 6.99%, respectively. For the same periods, the cumulative return of the Fund would have been 9.71%, (2.84)%, 7.24% and (5.65)%, respectively. Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflects fees reduced in connection with specific agreements. Had these arrangements not been in place, this ratio would have been 1.43%.


                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND
             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Short/Intermediate Fixed Income Fund (individually the "Fund" or collectively the "Funds") are separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Funds commenced operations on July 23, 1992.

      The following is a summary of significant accounting policies for each Fund.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities; (4) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (5) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

           C. Deferred Organization Expenses. Expenses incurred by each Fund in connection with its organization and initial public offering of its shares are being amortized by each Fund on a straight-line basis over a five-year period.

            D. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial

                      THE 59 WALL STREET U.S. EQUITY FUND
            THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS (continued)

      statements may differ from that reported on each Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            E. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Investment Advisory Agreement. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from each Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% and 0.40% of the average daily net assets for the U.S. Equity Fund and the Short/Intermediate Fixed Income Fund, respectively.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from each Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of each Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1995, the U.S. Equity Fund and the Short/Intermediate Fixed Income Fund incurred $38,617 and $15,071, respectively, for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from each Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of each Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of each Fund and receives a fee from each Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% and 0.85% of the average daily net assets for the U.S. Equity Fund and the Short/Intermediate Fixed Income Fund, respectively. For the year ended October 31, 1995, 59 Wall Street Administrators, Inc. incurred $290,885 and $125,150 in expenses, including investment advisory fees of $167,339 and $40,190 and shareholder servicing/eligible institution fees of $64,361 and $25,119, on behalf of the U.S. Equity Fund and the Short/Intermediate Fixed Income Fund, respectively. The expense payment fee agreement of each Fund will terminate on July 1, 1997.

                       THE 59 WALL STREET U.S. EQUITY FUND
             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND

                    NOTES TO FINANCIAL STATEMENTS (continued)


     3. Investment Transactions. For the year ended October 31, 1995, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were as follows:
                                               U.S. Equity    Short/Intermediate
                                                   Fund        Fixed Income Fund
                                               -----------    ------------------
     Purchases................................  $21,807,548       $21,505,598
     Sales....................................   17,768,619        22,488,396


For the year ended October 31, 1995, the U.S. Equity Fund paid brokerage commissions of $35,145 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the U.S. Equity Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by $14,000 as a result of the U.S. Equity Fund directing a portion of its portfolio transactions to certain brokers. Additionally, custody fees for the U.S. Equity Fund and Short/Intermediate Fixed Income Fund paid pursuant to the expense payment agreement were reduced by $11,463 and $2,673, respectively, as a result of an expense offset arrangement with the Funds' custodian.

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of each of the Funds. Transactions in shares of capital stock were as follows:

                                                             For the years ended October 31,
                                                 ------------------------------------------------------------
                                                                                       Short/Intermediate
                                                     U. S. Equity Fund                  Fixed Income Fund
                                                 -------------------------         --------------------------
                                                   1995             1994             1995              1994
                                                 --------          -------         --------          --------
Capital stock sold..........................      300,861          380,837          604,528           680,341
Capital stock issued in connection with
  reinvestment of dividends................        13,641            3,007           29,043            29,468
Capital stock repurchased...................     (178,354)         (24,008)        (625,878)         (564,403)
                                                  -------          -------          -------           -------
Net increase................................      136,148          359,836            7,693           145,406
                                                  =======          =======          =======           =======


      5. Federal Income Tax Status. At October 31, 1995 the Short/Intermediate Fixed Income Fund had net capital loss carryovers of approximately $186,500, available through October 31, 2002 and $249,000 available through October 21, 2003, to offset future capital gains to the extent provided by regulations. To the extent that this net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders since any such distibutions may be taxable to shareholders as ordinary income.

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
The 59 Wall Street Fund, Inc.:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The 59 Wall Street U. S. Equity Fund and The 59 Wall Street Short/Intermediate Fixed Income Fund (portfolios of The 59 Wall Street Fund, Inc.) as of October 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1995 and 1994, and the financial highlights for each of the years in the four year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of The 59 Wall Street Fund, Inc. at October 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Boston, Massachusetts
December 12, 1995

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management  strategies  and  techniques  have
materially affected the Funds' performance for the fiscal year ended October 31, 1995.

U.S. EQUITY FUND

     The U.S. Equity Fund surged 25.5% for the twelve months ended October 31, 1995. Over the same period, the Standard and Poor|s 500 Index returned 26.4%.

     The Fund benefited from good stock selection in the healthcare and technology sectors. However, poor stock selection and an underweighting of financial stocks led to the small negative variance relative to the S&P 500 benchmark.

     [The following table was represented by a chart in the printed matter]

                      U.S. Equity Fund Growth of $10,000

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots two lines: the first line represents the growth of a ten thousand dollar investment in the Fund from July 23, 1992 to October 31, 1995; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Standard & Poor's 500 Index for the same time period. The graph points are as follows:

           Year                       Fund*                S&P 500 Index
           ----                       -----                -------------
          7/23/92                   $10,000                   $10,000
          7/31/92                    10,320                    10,328
          8/31/92                    10,076                    10,105
          9/30/92                    10,284                    10,236
         10/31/92                    10,336                    10,271
         11/30/92                    10,837                    10,620
         12/31/92                    10,747                    10,750
          1/31/93                    10,872                    10,840
          2/28/93                    10,892                    10,988
          3/31/93                    11,055                    11,220
          4/30/93                    10,615                    10,948
          5/31/93                    10,890                    11,241
          6/30/93                    10,974                    11,273
          7/31/93                    10,893                    11,228
          8/31/93                    11,374                    11,653
          9/30/93                    11,326                    11,564
         10/31/93                    11,670                    11,803
         11/30/93                    11,638                    11,690
         12/31/93                    11,859                    11,832
          1/31/94                    12,042                    12,233
          2/28/94                    11,802                    11,902
          3/31/94                    11,297                    11,384
          4/30/94                    11,382                    11,530
          5/31/94                    11,614                    11,718
          6/30/94                    11,496                    11,431
          7/31/94                    11,844                    11,806
          8/31/94                    12,294                    12,289
          9/30/94                    12,109                    11,989
         10/30/94                    12,208                    12,258
         11/30/94                    11,745                    11,812
         12/31/94                    11,939                    11,987
          1/31/95                    11,977                    12,298
          2/28/95                    12,441                    12,777
          3/31/95                    13,044                    13,153
          4/30/95                    13,332                    13,540
          5/31/95                    13,667                    14,080
          6/30/95                    14,039                    14,407
          7/31/95                    14,581                    14,884
          8/31/95                    14,590                    14,921
          9/30/95                    15,044                    15,551
         10/31/95                    15,321                    15,493

          * net of fees and expenses

           Past performance is not predictive of future performance.

Short/Intermediate Fixed Income Fund

     For the year ended October 31, 1995, interest rates declined dramatically across the yield curve in response to slower economic growth, subdued inflation and prospects for a balanced budget agreement. The strong rally in the bond market occurred despite an inactive Federal Reserve. During this period the Fed lowered rates by only twenty-five basis points.

     For most of the year the Fund had an average maturity of 3.3 years, 0.7 years shorter than the maximum four years permitted. In July, however, the Fund's average maturity was reduced to 2.7 years in response to strong economic data. After yields increased by approximately 40 basis points the Fund's average maturity was increased to 3.0 years in August. The Fund's maturity distribution of short and long term securities enhanced returns as the yield curve flattened.

     The majority of the securities held by the Fund were U.S. government securities. The Fund also contained corporate and mortgage-backed securities. The Fund's corporate allocation added to performance as it was the best performing sector. Mortgages, however, underperformed both governments and corporates.

     [The following table was represented by a chart in the printed matter]

                     Short/Intermediate Fixed Income Fund
                               Growth of $10,000

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots two lines: the first line represents the growth of a ten thousand dollar investment in the Fund from July 23, 1992 to October 31, 1995; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the 3 Year U.S. Treasury Note for the same time period. The graph points are as follows:

             Year                    Fund*                 3 Year T-Note
             ----                    -----                 -------------
           7/23/92                 $10,000                    $10,000
           7/31/92                   9,970                      9,972
           8/31/92                  10,060                     10,095
           9/30/92                  10,191                     10,216
          10/31/92                  10,049                     10,114
          11/30/92                   9,989                     10,066
          12/31/92                  10,109                     10,186
           1/31/93                  10,313                     10,347
           2/28/93                  10,467                     10,478
           3/31/93                  10,485                     10,518
           4/30/93                  10,568                     10,598
           5/31/93                  10,526                     10,547
           6/30/93                  10,650                     10,664
           7/31/93                  10,671                     10,682
           8/31/93                  10,791                     10,805
           9/30/93                  10,822                     10,840
          10/31/93                  10,838                     10,857
          11/30/93                  10,804                     10,842
          12/31/93                  10,816                     10,890
           1/31/94                  10,916                     10,969
           2/28/94                  10,796                     10,853
           3/31/94                  10,626                     10,733
           4/30/94                  10,533                     10,654
           5/31/94                  10,538                     10,659
           6/30/94                  10,539                     10,674
           7/31/94                  10,667                     10,788
           8/31/94                  10,691                     10,822
           9/30/94                  10,605                     10,741
          10/30/94                  10,596                     10,767
          11/30/94                  10,531                     10,694
          12/31/94                  10,561                     10,717
           1/31/95                  10,714                     10,902
           2/28/95                  10,899                     11,089
           3/31/95                  10,952                     11,150
           4/30/95                  11,072                     11,269
           5/31/95                  11,348                     11,547
           6/30/95                  11,412                     11,603
           7/31/95                  11,412                     11,620
           8/31/95                  11,507                     11,699
           9/30/95                  11,584                     11,762
          10/31/95                  11,683                     11,889


        * net of fees and expenses

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.


Investment Adviser and
    Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005


Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116


Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(212) 493-8100




This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.